BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED NOVEMBER 28, 2023
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED MAY 1, 2023, AS SUPPLEMENTED
MFS Research International Portfolio
Effective January 1, 2024 (“Effective Date”), John Mahoney will serve as a portfolio manager of MFS Research International Portfolio (the “Portfolio”). As of September 30, 2023, Mr. Mahoney did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio.
As of the Effective Date, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
The Portfolio is managed by a team of investment research analysts under the general supervision of Camille Humphries Lee, Nicholas Paul and John Mahoney, each an Investment Officer of MFS. Camille Humphries Lee has managed the Portfolio since 2018. Nicholas Paul has managed the Portfolio since 2022. John Mahoney has managed the Portfolio since 2024. Effective on or about May 1, 2024, it is expected that Camille Humphries Lee will retire and will no longer serve as a portfolio manager of the Portfolio.
As of the Effective Date, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the last paragraph of the section is deleted in its entirety and replaced with the following:
The Portfolio is managed by a team of investment professionals under the general oversight of Camille Humphries Lee, Nicholas Paul and John Mahoney. Ms. Humphries Lee, Mr. Paul and Mr. Mahoney are responsible for monitoring the overall composition of the Portfolio. Ms. Humphries Lee, an Investment Officer of MFS, has been employed in the investment area of MFS since 2000. Mr. Paul, an Investment Officer of MFS, has been employed in the investment area of MFS since 2010. Mr. Mahoney, an Investment Officer of MFS, has been employed in the investment area of MFS since 2024. Effective on or about May 1, 2024, it is expected that Ms. Humphries Lee will retire and will no longer serve as a portfolio manager of the Portfolio.
As of the Effective Date, in the Portfolio’s Other Accounts Managed table in Appendix C of the SAI, the following information with respect to Mr. Mahoney is added immediately following the information included therein with respect to Mr. Paul:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John Mahoney[1], MFS® Research International Portfolio	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A
1Other accounts managed information is as of September 30, 2023.
As of the Effective Date, in Appendix C of the SAI, the first sentence in the third paragraph of the Portfolio’s “Compensation” section is deleted in its entirety and replaced with the following:

With respect to Ms. Humphries Lee, Mr. Paul and Mr. Mahoney, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE